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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 27, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             CYBERGUARD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER: 0-24544


          FLORIDA                                            65-0510339
 (STATE OR OTHER JURISDICTION                            (I.R.S. EMPLOYER
     OF INCORPORATION)                                   IDENTIFICATION NO.)

2000 WEST COMMERCIAL BOULEVARD, SUITE 200, FORT LAUDERDALE, FLORIDA     33309
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                                 (954) 958-3900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

On February 14, 2000, CyberGuard Corporation ("Company") had filed an application to list its securities on the Nasdaq SmallCap Market ("Nasdaq"). On July 27, 2000, the Company has received a letter from Nasdaq that the Company's application for listing on Nasdaq has been denied. The Company will appeal the decision.
                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.



                                   CYBERGUARD CORPORATION



                                   By: /s/ David R. Proctor
                                       ----------------------------------------
                                       David R. Proctor
                                       Chairman of the Board of Directors and
                                       Chief Executive Officer


                               Date: July 31, 2000